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                                                                    EXHIBIT 10.7

                                OLD FLORIDA BANK
                        INCENTIVE STOCK OPTION AGREEMENT

         THIS AGREEMENT (hereinafter "Agreement") is entered into effective as
of the   day of   , 2002 (the "Grant Date"), by and between Old Florida Bank, a
Florida banking corporation (hereinafter "Bank"), and   ,currently serving as an
officer or employee of the Bank (the "Bank") (hereinafter "Optionee").


                                   WITNESSETH:

         WHEREAS, Optionee is a valuable and trusted officer or employee of the Bank, and the Bank considers it desirable and in the best interest that options to purchase the Bank's common stock be given to the Optionee as inducement to acquire an initial or further proprietary interest in the Bank; and

         WHEREAS, the Bank desires to encourage, motivate, retain and attract highly competent individuals such as Optionee, upon whose judgement, initiative, leadership and continued efforts the success of the Bank in large measure depends; and

         WHEREAS, the granting of options to purchase common stock of the Bank hereunder is in accordance with Old Florida Bank Officers and Employees' Stock Option Plan, and as the same may be amended from time to time.


         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions

         As used in this Agreement, all term is which are defined in the Old Florida Bank Officers' and Employees' Stock Option Plan, as the same may from time to time be amended (the "Plan"), shall have the meanings specified in the Plan, unless otherwise specifically defined herein.



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                                   ARTICLE II

                                 Effective Date

         2.1 Effective Date. The effective date of this Agreement shall be the Grant Date. For purposes of this Agreement, the term "Option" shall mean the option to purchase Stock granted to the Optionee pursuant to the Plan.


                                   ARTICLE III

                        Shares of Stock Subject to Option

         3.1 Number of Shares. Subject to adjustment pursuant to the provisions of Section 3.3 hereof, the Optionee may purchase up to ____ hundred (_00) shares of Stock hereunder, which shall be issued and sold by the Bank only upon exercise (in accordance with Section 4.2(b) of this Agreement) of the Option granted pursuant to Section 4.1 of this Agreement.

         3.2 Shares Issued Pursuant to this Agreement. Shares of Stock with respect to which the Option granted hereunder shall have been exercised shall not again be available for Option hereunder.

         3.3 Stock Adjustments; Mergers and Combinations. Notwithstanding any other provision in this Agreement, if the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares subject to Option pursuant to this Agreement shall be proportionately and appropriately adjusted by the Stock Option Committee. If the Bank continues in existence, the number and kind of shares that are subject to any Option and the Option Price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Bank will not remain in existence or a majority of its stock will be purchased or acquired by a single purchaser or group of purchasers acting together, then the Stock Option Committee may (i) declare that all Options shall terminate 30 days after the Stock Option Committee gives written notice to all Optionees of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Stock Option Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or (iii) some combination of aspects of (i) and (ii). The determination by the Stock Option Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

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         3.4      Acceleration of Option Exercise. Subject to Section 3.3, upon dissolution or liquidation of the Bank, any merger or combination in which the Bank is not a surviving corporation, or sale of substantially all of the assets of the Bank is involved, or upon any Change of Control, the Optionee shall have the right to exercise the Option thereafter in whole or in part, notwithstanding the provisions of Section 4.2(b) hereof and the provisions of Section 5.3 of the Plan, to the extent that the Option shall not have been exercised prior thereto.


                                   ARTICLE IV

                                     Option

         4.1      Grant of the Option. As of the Grant Date, the Optionee is
hereby granted an Option to purchase   hundred ( 00) shares of Stock, subject to
adjustment pursuant to the provisions of Section 3.3 hereof. The Option granted hereunder is intended to be an Incentive Stock Option.

         4.2      (a)      Terms of Option. The Option shall expire on the tenth
                           anniversary of the Grant Date. The Option Price of
                           each share of Stock subject to the Option shall be
                                 dollars and   cents ($ .00) per share, subject
                           to adjustment pursuant to the provisions of
                           Section 3.3 hereof.

                  (b) Option Exercise. The Option may be exercised in whole or in part from time to time with respect to whole shares only, within the period permitted for the exercise thereof. The Option shall become exercisable in the following manner:

                           (i) During the first year after the Grant Date, no portion of the Option shall be exercisable;

                           (ii) During the second year after the Grant Date, such Option shall be exercisable only to the extent of thirty-three percent (33%) of the shares covered by such Option;

                           (iii) During the third year after the Grant Date, such Option shall be exercisable only to the extent of sixty-six percent (66%) of the shares covered by such Option; and

                           (iv) During the fourth and each succeeding year after the Grant Date, such Option shall be exercisable as to all shares covered by such Option.

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                  Notwithstanding any other provision in this Agreement, the
                  Option may not be exercised after the expiration of ten (10) years from its Grant Date. The Option shall be exercised by:
                  (A) written notice of intent to exercise the Option with respect to a specific number of shares of Stock, which is delivered by hand delivery or registered or certified mail, return receipt requested, to the Bank at its principal office,
                  Attention: Corporate Secretary; and (B) payment in full (by a check or money order payable to "Old Florida Bank") to the Bank at such office of the amount of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised. Each such notice of exercise shall be accompanied by any documents required by the Bank under
                  Section 4.6 hereof. In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Bank in cash the full amount of all federal, state, and local withholding or other employment taxes, if any, applicable to the taxable income of the Optionee resulting from such exercise, and any sales, transfer, or similar taxes imposed with respect to the issuance or transfer of shares of Stock in connection with such exercise.

         4.3 Nontransferability of Option. No Option shall be transferred by the Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him or by his legal guardian or personal representative.

         4.4 Effect of Death, Disability, Retirement, or Other Termination of Service.

                  (a) If the Optionee's Service with the Bank shall be terminated for "cause," as defined in Section 4.4(b) hereof, then no Option held by the Optionee, which is unexercised in whole or in part, may be exercised on or after the date on which the Optionee is first notified in writing by the Bank of such termination for cause.

                  (b) For the purposes of this Section 4.4, termination for "cause" shall mean termination for the Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, violation of any law, rule, or regulation (other than traffic violations or similar offenses), violation of any agreement or order with any bank regulatory agency, or failure by the Optionee to perform his stated duties.

                  (c) If the Optionee's Service with the Bank shall be terminated for any reason other than for cause (as defined in Section 4.4(b) hereof) and other than the retirement at age sixty-five (65) or the disability (as defined in Section 4.4(e) hereof) or death of the Optionee, then no unexercised portion of the Option may be exercised on or after such termination of Services.

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                  (d)      If the Optionee's Service with the Bank shall be
                           terminated by reason of retirement after age sixty-five (65) or death or disability (as defined in the Plan) or death of the Optionee, then the Optionee or personal representative or administrator of the estate of the Optionee or the person or persons to whom the Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee's Option for ninety (90) days after the date of such termination, but only to the extent that the Option were exercisable at the date of such termination.

                  (e) For purposes of this Section 4.4, the terms "disability" and "disabled" shall have the meaning set forth in the principal disability insurance policy or similar program then maintained by the Bank on behalf of its employees or, if no such policy or program is then in existence, the meaning then used by the United States Government in determining persons eligible to receive disability payments under the social security system of the United States.

                  (f) No transfer of the Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Bank unless the Bank shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Bank may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

         4.5 Rights as Shareholder. The Optionee or a transferee of the Option shall have no rights as a shareholder with respect to any shares of Stock subject to the Option prior to the purchase of such shares by exercise of the Option as provided herein.

         4.6 Optionees's Intent as to Stock Acquired by Exercise of Option. The Optionee agrees that, upon or prior to the exercise of all or any portion of the Option, the Optionee shall furnish to the Bank in writing such information or assurances as, in the Bank's opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act of 1933, as amended, with respect to the shares of Stock to be issued upon exercise of the Option, the Optionee further agrees that the Bank shall have the right to require, as a condition to the exercise of the Option, that the Optionee represent to the Bank in writing that the shares to be received upon exercise of the Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agree, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Bank shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended.

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The Optionee understands and agrees that the Bank shall have the right to endorse on certificates representing shares of Stock issued upon exercise of the Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Bank, in its discretion, shall deem appropriate.


                                    ARTICLE V

                       Incentive Stock Option Restrictions

         5.1      Additional Restrictions and Limitations on the Option:
General. The Option granted pursuant to this Agreement shall, in order to qualify under the Code as an Incentive Stock Option, comply with all of the restrictions and limitations set forth in the Code and Article VI of the Plan, as the same may from time to time be amended, and this Article V. If the Option does not fulfill all of the provisions of this Article V, then the Option shall not be an Incentive Stock Option but rather shall be a Nonstatutory Stock Option.

         5.2      Restrictions on Disposition of Stock Acquired by Exercise of
Option: Requirement that Optionee be an Employee. The Optionee understands and agrees that, in order for the Optionee to receive favorable tax treatment under the Code with respect to the transfer of a share of Stock to him pursuant to his exercise of the Option:

         (a) The Optionee may not dispose of such share of Stock (acquired by the Optionee pursuant to his exercise of the Option) (i) within two
             (2) years from the Grant Date, or (ii) within one (1) year of the transfer of such share of Stock to the Optionee pursuant to his exercise of the Option; and

         (b) At all times during the period beginning on the Grant Date and ending on the day three (3) months before the Optionee's exercise of the Option, the Optionee must have been an "employee," as that term is defined in the Code, of the Bank or of such other corporation as is described in the Code.

         The foregoing provisions of this Section 5.2 do not apply to the exercise of the Option, after the death of the Optionee, by the personal representative or administrator of his estate or the person or persons to whom the Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution. In such case, the deceased Optionee must have been an "employee" (as defined in the Code) of the Bank or of such other corporation as is described in the Code, either at death or within three (3) months before death.

         5.3 Additional Terms Relating to the Option. If the Optionee, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank, then, notwithstanding any other provisions hereof: (A) the Option


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Price shall be at least one hundred and ten percent (110%) of the fair market value of the Stock; and (B) the Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

         5.4 Special Rule Regarding Exercisability. If, for any reason, the Option shall exceed the limitation on exercisability contained in the Code at any time, the Option shall nevertheless be exercisable, but: (A) any exercise of the Option shall be deemed to be an exercise of an Incentive Stock Option first until the portion of the Option qualifying as an Incentive Stock Option shall have been exercised in full; and (B) the portion of the Option in excess of the foregoing limitation on exercisability shall be deemed to be a Nonstatutory Stock Option.


                                   ARTICLE VI

                               Stock Certificates

         The Bank shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of the Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

         (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory agency, which the Bank shall in its sole discretion determine to be necessary or advisable;

         (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Bank shall in its sole discretion determine to be necessary or advisable; and

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Bank from time to time may establish for reasons of administrative convenience.


                                   ARTICLE VII

                Termination, Amendment, and Modification of Plan

         The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Bank may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 4.3 of the Plan or alter the class of


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persons eligible to receive Options under the Plan, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Optionee adversely affect the rights of the Optionee with respect to the Option granted hereunder or the unexercised portion thereof.


                                  ARTICLE VIII

                                  Miscellaneous

         8.1 Service. Nothing in this Agreement or the Option shall confer upon Optionee the right to continue in the Service of the Bank.

         8.2 Other Compensation Plans. The adoption of the Plan and the execution of this Agreement shall not affect any other stock option or incentive or other compensation plans in effect for the Bank, nor shall the Plan or this Agreement preclude the Bank from establishing any other forms of incentive or other compensation for directors, officers, or employees of the Bank.

         8.3 Agreement Binding on Successors. This Agreement shall be binding upon the successors and assigns of the Bank and the Optionee.

         8.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         8.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         8.6 Headings. Headings of Articles and Sections hereof are inserted for convenience and reference only; they constitute no part of this Agreement.

         8.7 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8.8 Notices. Unless otherwise specified herein, notices required or permitted to be given hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, to the principal office of the Bank, Attention: Corporate Secretary (if notice is to the Bank) and to the Optionee at the Optionee's address set forth below (if notice is to the Optionee), or to such other person or such other address as any such party may designate by like notice to the other party, and shall be deemed given as of the date and time received.


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         8.9      Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be considered an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals.



                                     OLD FLORIDA BANKSHARES, INC.


                                     By:
                                        ------------------------------------
                                     Larry W. Johnson, President & CEO



                                     OPTIONEE


                                     ---------------------------------------
                                     Name:
                                     Address:


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